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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       October 2, 2009

THE DIRECTV GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31945 (Commission File Number)	52-1106564 (IRS Employer Identification No.)
2230 East Imperial Highway El Segundo, California (Address of Principal Executive Offices)	90245 (Zip Code)

(310) 964-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Amendment No 2. to the Agreement and Plan of Merger

        On October 2, 2009, The DIRECTV Group, Inc. ("DIRECTV") and Liberty Media Corporation ("Liberty") and certain subsidiaries of DIRECTV and certain subsidiaries of Liberty entered into Amendment No. 2 (the "Merger Agreement Amendment") to that certain Agreement and Plan of Merger, dated as of May 3, 2009 (as amended, the "Merger Agreement"), by and among Liberty, Liberty Entertainment, Inc. ("LEI"), DIRECTV, DIRECTV ("Holdings"), DTVG One, Inc. and DTVG Two, Inc.

        The Merger Agreement Amendment, among other things, provides for the following:

  •
  a new termination date of December 29, 2009;

  •
  that the split-off of LEI by Liberty may not happen until the first to occur of (i) all of the conditions precedent set forth in Article VII of the Merger Agreement, other than those conditions precedent set forth in the Merger Agreement relating to the completion of the split-off and the Malone Contribution (as defined in the Merger Agreement) and those conditions precedent that by their nature are to be satisfied at closing, shall have been satisfied or, to the extent permitted under the terms of the Merger Agreement, waived and the parties to the Merger Agreement shall have confirmed that the closing will occur subject only to the satisfaction of those conditions precedent relating to the completion of the split-off and the Malone Contribution (as defined in the Merger Agreement) and those conditions that by their nature are to be satisfied at closing and (ii) the termination of the Merger Agreement;

  •
  certain changes to the Merger Agreement and the form of amended and restated certificate of incorporation and by-laws of Holdings to implement the terms of the Stipulation of Settlement (as further described below); and

  •
  amendments to the Reorganization Agreement, the Services Agreement and certain schedules to the Merger Agreement.

        The foregoing description of the Merger Agreement Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) Amendment No. 1 to the Merger Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on July 30, 2009 (the "July 30, 2009 8-K") and (iii) the Merger Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 4, 2009 (the "May 4, 2009 8-K").

Amendment No. 2 to the Voting and Right of First Refusal Agreement

        On October 2, 2009, LEI, DIRECTV, Holdings, Dr. John C. Malone, Mrs. Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A (each a "Malone", and collectively the "Malones") entered into Amendment No. 2 (the "Malone Agreement Amendment") to that certain Voting and Right of First Refusal Agreement, dated as of May 3, 2009, by and among LEI, DIRECTV, Holdings, John C. Malone, Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A (as amended, the "Malone Agreement"). The Malone Agreement Amendment amends certain defined terms for tax-related purposes.

        The foregoing description of the Malone Agreement Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to (i) the Malone Agreement Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) Amendment No. 1 to the Malone Agreement, which is filed as

Exhibit 10.2 to the July 30, 2009 8-K, and (iii) the Malone Agreement, which is filed as Exhibit 10.3 to the May 4, 2009 8-K.

ITEM 8.01    Other Events

        DIRECTV and Liberty have reached an agreement in principle with the plaintiffs (the "Settlement") in the multiple purported class action complaints pending against DIRECTV, Liberty and the DIRECTV board of directors in the Delaware Court of Chancery that were brought on behalf of the public stockholders of DIRECTV alleging, among other things, that the members of the DIRECTV board of directors breached their fiduciary duties in approving the Merger Agreement (the "Delaware Action"). The Settlement will be memorialized in a Stipulation and Agreement of Compromise, Settlement and Release (the "Stipulation of Settlement") to be executed by DIRECTV, Liberty and the plaintiffs in the Delaware Action. In the event that final court approval of the Stipulation of Settlement is not obtained by June 30, 2010 (the "Approval Deadline"), the terms of the Stipulation of Settlement and the related changes to the Holdings amended and restated certificate of incorporation and by-laws, with certain limited exceptions, will become null and void.

        The Settlement contemplates certain changes to the terms of the mergers and the transaction agreements as follows:

  •
  the Merger Agreement will be amended to add a provision to the amended and restated certificate of incorporation of Holdings to the effect that any future merger, consolidation or sale of all or substantially all of the assets which requires stockholder approval but provides for payment of per share consideration to be made to the holders of Holdings Class B common stock that is different in form or amount from the per share consideration to be paid to holders of Holdings Class A common stock will require a separate vote of holders of Holdings Class A common stock (almost entirely non-Malone holders at the time of the mergers), voting as a separate class;

  •
  the elimination of certain provisions in the amended and restated certificate of incorporation of Holdings that were intended to exculpate the directors and officers of Holdings who also serve as directors or officers of other entities for any potential breach of fiduciary duty arising out of the allocation of business opportunities not presented to such persons in their capacity as directors or officers of Holdings;

  •
  the Malones' ability to seek control of Holdings through future purchases of Holdings common stock will be restricted by their agreement to a 3-year standstill (the "Malone Standstill") commencing upon the completion of the mergers. The Stipulation of Settlement will provide that the Malones may, however, acquire shares of Holdings Class A common stock: (i) pursuant to the Merger Agreement, (ii) from another Malone, (iii) pursuant to the grant, exercise or vesting of any equity incentive awards, (iv) as a result of any stock dividend, stock split or other distribution so long as such dividend or distribution is made on a pro rata basis to all holders of Holdings common stock, (v) pursuant to the exercise of any rights, warrants or other securities issued or distributed to all holders of Holdings common stock on a pro rata basis, (v) received in exchange for shares of Holdings Class B common stock so long as the aggregate voting power of the Malones (as a group) does not increase as a result of such exchange, (vii) upon the redemption of Holdings Class B common stock following the death of Mr. Malone in accordance with the provisions of the Holdings amended and restated certificate of incorporation and (viii) commencing on the first anniversary of the effective time of the split-off, in an amount not to exceed 1% of the fully diluted shares outstanding immediately following the effective time of the mergers; provided that the Malones will not acquire more than 50% of the number of shares permitted to be acquired pursuant to this clause (viii) prior to the second anniversary of the effective time of the split-off and provided further that shares acquired by any Malone pursuant to clauses (i) through (vii) above will not be counted against acquisitions permitted pursuant to this clause (viii). The Malone Standstill cannot be modified without either (i) the approval of the board of directors of Holdings (which must include the unanimous approval of the Qualifying Directors (as defined in the sixth bullet below) then serving on the board of directors of Holdings) or (ii) the approval of the holders of a majority of the outstanding Holdings Class A common stock (other than shares held by the Malones);

  •
  that the Merger Agreement and the disclosure thereof in the Holdings' proxy statement/prospectus will be amended (and will remain in effect regardless of whether or not final court approval of the Stipulation of Settlement is obtained by the Approval Deadline) to reflect that DIRECTV will not waive the condition that in order to consummate the mergers, DIRECTV must receive the prior approval of a majority of the outstanding shares of DIRECTV common stock held by persons other than Liberty or its affiliates, its directors or officers, Mr. Malone or any affiliate of Mr. Malone;

  •
  that the organizational documents of Holdings will provide holders of 10% or more of the outstanding shares of Holdings Class A common stock with the right to call a special meeting;

  •
  that the Holdings by-laws will provide that a majority of the board of directors be Qualifying Directors and that at least 50% of the audit committee, compensation committee and any special transaction committee established by the board of directors be comprised of Qualifying Directors. Such requirements cannot be amended without either (i) the approval of the board of directors of Holdings (which must include the unanimous approval of the Qualifying Directors then serving on the board of directors of Holdings) or (ii) the approval of the holders of a majority of the outstanding Holdings Class A common stock (other than shares held by the Malones); provided, however that no such amendment by the board of directors pursuant to the preceding clause (i) may be made prior to the third anniversary of the mergers. A "Qualifying Director" is a director who (i) is not currently, and within the last five years has not been, employed by Holdings or a Holdings affiliate, (ii) has not received during any 12-month period in the last three years more than $50,000 in direct compensation from Holdings or a Holdings affiliate (excluding director and committee fees, bona fide expense reimbursements, payments arising solely from investments in securities of Holdings or a Holdings affiliate, payments in respect of a pension or other form of deferred compensation for prior service pursuant to plans or arrangements of Holdings or a Holdings affiliate), (iii) is neither currently employed as an executive officer, nor is an affiliate, of a company that provides advisory services to Holdings or a Holdings affiliate that has received more than $250,000 from Holdings or such affiliate during any 12-month period in the last two years, (iv) is neither currently employed as an executive officer, nor is an affiliate, of (x) a customer or supplier of Holdings or a Holdings affiliate that has made payments to, or received payments from, Holdings or such affiliate that exceed the greater of $200,000 or 1% of such other company's consolidated gross revenues in the most recent full fiscal year or (y) a debtor or creditor of Holdings or a Holdings affiliate where the amount owed to or by Holdings or such affiliate exceeds the greater of $200,000 or 1% of such company's assets, determined at the end of the most recently completed fiscal year of such other company, (v) is neither currently employed as an executive officer nor an affiliate of a not-for-profit entity (including charitable organizations) that receives annual contributions from Holdings or a Holdings affiliate that exceed $200,000, (vi) is not, and for the past five years has not been, an executive officer of a for-profit company in which the CEO or another executive officer of Holdings serves on the board, and (vii) is not an immediate family member of an individual who has had any of the relationships described above within the time periods described above;

  •
  that the Holdings proxy statement/prospectus filed in connection with the Merger Agreement will be amended (and will remain in effect regardless of whether or not final court approval is obtained by the Approval Deadline) to incorporate certain modifications proposed by the stockholder plaintiffs; and

  •
  that the provisions in the first, third and sixth bullet points, including the Malone Standstill referred to in the third bullet point, terminate upon the earliest to occur of (i) Mr. Malone's death and (ii) the time at which the Malones, in the aggregate, do not own shares of Holdings Class B common stock representing at least 10% of the combined voting power of Holdings Class A common and Holdings Class B common stock.

        The amendments to the Merger Agreement contemplated by the Settlement are reflected in the Merger Agreement Amendment. The revised disclosure to the Holdings proxy statement/prospectus contemplated by the Settlement is reflected in the proxy statement/prospectus filed with the SEC on October 2, 2009.

ITEM 9.01    Financial Statements and Exhibits

(d)	Exhibits.
10.1
Amendment No. 2, dated as of October 2, 2009, to the Agreement and Plan of Merger, dated as of May 3, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc. and DTVG Two, Inc.
10.2
Amendment No. 2, dated as of October 2, 2009, to the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, by and among Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, Dr. John C. Malone, Mrs. Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

        Nothing in this communication shall constitute a solicitation to buy or an offer to sell shares of Liberty Entertainment, Inc., DIRECTV, The DIRECTV Group, Inc. or any of the Liberty Media tracking stocks. The offer and sale of shares in the proposed business combination with Liberty Entertainment, Inc. will only be made pursuant to one or more effective registration statements. Investors and security holders are urged to carefully read the registration statements of Liberty Entertainment, Inc. and DIRECTV filed with the SEC, including the proxy statement/prospectuses contained therein, because they contain important information about these transactions. Investors and security holders are able to obtain free copies of the registration statements and the proxy statements/prospectuses and other documents filed with the SEC by Liberty Entertainment, Inc., DIRECTV, Liberty Media Corporation and The DIRECTV Group, Inc., as the case may be, through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statements/Prospectuses from Liberty Media Corporation by contacting Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone (720) 875-5408 or from The DIRECTV Group, Inc. by contacting The DIRECTV Group, Inc., 2230 E. Imperial Highway, El Segundo, CA 90245, Attn: Investor Relations, Telephone (310) 964-0808.

PARTICIPANTS IN A SOLICITATION

        The directors and executive officers of The DIRECTV Group, Inc. and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the transactions. Information regarding the directors and executive officers of each of The DIRECTV Group, Inc. and DIRECTV and other participants in the proxy solicitation and a description of their respective direct and indirect interests, by security holdings or otherwise are available in the proxy materials filed with the SEC.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC. (Registrant)
Date: October 2, 2009	By:	/s/ LARRY D. HUNTER
	Name:	Larry D. Hunter
	Title:	Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Amendment No. 2, dated as of October 2, 2009, to the Agreement and Plan of Merger, dated as of May 3, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc. and DTVG Two, Inc.
10.2
Amendment No. 2, dated as of October 2, 2009, to the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, by and among Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, Dr. John C. Malone, Mrs. Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A.

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  Item 1.01 Entry into a Material Definitive Agreement
  ITEM 8.01 Other Events
  ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX